Exhibit 10.17

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment (this “Amendment”) to that certain Registration Rights Agreement, dated as of October 24, 2018 (the “Agreement”), by and among YETI Holdings, Inc., a Delaware corporation (the “Company”), Cortec Group Fund V, L.P., a Delaware limited partnership, Cortec Co-Investment Fund V, LLC, a Delaware limited liability company, Roy J. Seiders, RJS Ice 2, LP, a Texas limited partnership, RJS Ice, LP, a Texas limited partnership, Ryan R. Seiders, RRS Ice 2, LP, a Texas limited partnership, Options Ice, LP, a Texas limited partnership, and the other parties listed on the signature pages thereto, is made and entered into as of May 6, 2019 by and among the Company and the undersigned Holders holding at least a majority of the outstanding Registrable Securities as of the date hereof.  Capitalized terms used herein but not specifically defined in this Amendment shall have the respective meanings assigned to such terms in the Agreement.

WHEREAS, the Company and the Holders entered into the Agreement in connection with the Company’s initial public offering;

WHEREAS, the Company and Holders holding at least a majority of the Registrable Securities as of the date hereof desire to clarify and amend the Agreement in the manner set forth in this Amendment;

NOW, THEREFORE, the Company and Holders holding at least a majority of the Registrable Securities as of the date hereof agree, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, that:

1.             Amendments to the Agreement.

(a)           Section 2(f)(ii).  Section 2(f)(ii) of the Agreement is hereby amended and restated to read in its entirety as follows:

(ii)  In connection with any Public Offering pursuant to Section 2(a), 2(b), or 2(c), each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected shall execute and deliver any agreements and instruments as are reasonably requested by the Company or the underwriters, as applicable, to effectuate such Public Offering, including, without limitation, customary lock-up agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for a period of time as is agreed to by the Company, the underwriters, and Holders of a majority of the Registrable Securities being registered or sold pursuant to such Registration Statement pursuant to Section 2(a) or 2(b) or in a Public Offering pursuant to Section 2(c) (i) beginning no earlier than (a) in connection with any Public Offering pursuant to Section 2(a) or 2(b), the date that a Registration Statement (or draft registration statement) for such Public Offering is first confidentially submitted to, or filed with, the Commission or (b) in connection with any Public Offering pursuant to Section 2(c), five Business Days prior to the date that a preliminary prospectus supplement for such Public Offering is filed with the Commission and (ii) continuing for a period of time (not to exceed 90 days) following such Public Offering (such agreement, a “Lock-Up Agreement”), and each other Holder agrees to execute and deliver a Lock-Up Agreement pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time as is agreed to by the Company, the underwriters, and Holders of a majority of the Registrable Securities being registered or sold pursuant to the Registration Statement pursuant to Section 2(a) or 2(b) or in a Public Offering pursuant to Section 2(c). Notwithstanding any other provision of this Section 2(f)(ii), other than in connection with any Public Offering for which a Registration Statement has been filed with, or confidentially submitted to, the Commission as of the date hereof (the “Current Offering”), each of John D. Bullock Jr. and Andrew S. Hollon, respectively (collectively, the “Excepted Holders”), in their capacities as Holders, shall only be required to execute and deliver a Lock-Up Agreement, or any other agreement or instrument requested by the Company or the underwriters, as applicable, to effectuate such Public Offering, if such Excepted Holder is participating in such Public Offering.  For the avoidance of doubt, each of the Excepted Holders shall be required to execute, and shall execute, a Lock-Up Agreement in connection with the Current Offering, whether or not they participate in the Current Offering.

(b)           Section 7(e).  Section 7(e) of the Agreement is hereby amended and restated to read in its entirety as follows:

Termination and Effect of Termination. Except as set forth immediately below, this Agreement shall terminate with respect to each Holder when such Holder no longer holds any Registrable Securities and will terminate in full when no Holder holds any Registrable Securities, except for the provisions of Sections 5, 6(b) and 7, which shall survive any such termination.  Notwithstanding the foregoing, this Agreement shall terminate (i) with respect to John D. Bullock Jr. (including any Permitted Transferee), and Mr. Bullock shall be deemed not to hold any Registrable Securities for purposes of this Section 7(e), effective as of the date Mr. Bullock holds a number of Registrable Securities equal to or less than 150,000 shares of Company Common Stock, plus any shares of Company Common Stock held by Mr. Bullock and included in the underwriters’ option to purchase additional shares of Company Common Stock in the Current Offering which are not sold pursuant to such option in the Current Offering and (ii) with respect to Andrew S. Hollon (including any Permitted Transferee), and Mr. Hollon shall be deemed not to hold any Registrable Securities for purposes of this Section 7(e), effective as of the date Mr. Hollon holds a number of Registrable Securities equal to or less than 300,000 shares of Company Common Stock, plus any shares of Company Common Stock held by Mr. Hollon and included in the underwriters’ option to purchase additional shares of Company Common Stock in the Current Offering which are not sold pursuant to such option in the Current Offering.  No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 5 shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

2.             Reference to and Effect on the Agreement.  This Amendment shall be deemed to form an integral part of the Agreement and construed in connection with and as part of the Agreement, and all terms, conditions, covenants and agreements set forth in the Agreement, except as explicitly set forth herein, are hereby ratified and confirmed and shall remain in full

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force and effect, unmodified in any way. In the event of any inconsistency or conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment will prevail and govern. All references to the “Agreement” in the Agreement shall hereinafter refer to the Agreement as amended and supplemented by this Amendment.

3.             Miscellaneous.

(a)           Governing Law.  This Amendment and all claims arising out of or based upon this Amendment or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

(b)           Execution of Amendment.  This Amendment may be executed and delivered (by facsimile, by electronic mail in portable document format (.pdf) or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(c)           Share Amounts.  All references in this Amendment to shares of Company Common Stock shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

YETI HOLDINGS, INC.

By:	/s/ Bryan C. Barksdale
Name:	Bryan C. Barksdale
Title:	Senior Vice President, General Counsel and Secretary

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

CORTEC GROUP FUND V, L.P.

By:	CORTEC MANAGEMENT V, LLC,
its general partner

By:	/s/ David L. Schnadig
	Name:	David L. Schnadig
	Title:	Member

CORTEC CO-INVESTMENT FUND V, LLC

By:	/s/ David L. Schnadig
	Name:	David L. Schnadig
	Title:	Member

CORTEC GROUP FUND V (PARALLEL), L.P.

By:	Cortec Management V (Co-Invest), LLC,
its general partner

By:	/s/ David L. Schnadig
	Name:	David L. Schnadig
	Title:	Member

/s/ John T. Miner
John T. Miner

[ADDRESS]

[EMAIL]

/s/ Allison S. Klazkin
Allison S. Klazkin

[ADDRESS]

[EMAIL]

RJS ICE 2, LP

By:	RJS ICE MANAGEMENT, LLC,
its general partner

By:	/s/ Roy J. Seiders
	Name:	Roy J. Seiders
	Title:	Manager
P.O. Box 163325
Austin, TX 78716

RJS ICE, LP

By:	RJS ICE MANAGEMENT, LLC,
its general partner

By:	/s/ Roy J. Seiders
	Name:	Roy J. Seiders
	Title:	Manager
P.O. Box 163325
Austin, TX 78716

/s/ Roy J. Seiders
Roy J. Seiders, in his individual capacity
P.O. Box 163325
Austin, TX 78716

RRS ICE 2, LP

By:	RRS ICE MANAGEMENT, LLC,
its general partner

By:	/s/ Ryan R. Seiders
Name: Ryan R. Seiders
Title: Manager
P.O. Box 163325
Austin, TX 78716

/s/ Ryan R. Seiders
Ryan R. Seiders, in his individual capacity
PO Box 163325
Austin, TX 78716

/s/ John D. Bullock Jr.
John D. Bullock Jr.

[ADDRESS]

[EMAIL]

/s/ Andrew S. Hollon
Andrew S. Hollon

[ADDRESS]

[EMAIL]

OAKTREE SPECIALTY LENDING CORPORATION

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Secretary

YHI CG GROUP INVESTORS, LLC

By:	/s/ Robert H. Schierbeek
	Name:	Robert H. Schierbeek
	Title:	Chief Executive Officer

HW YETI, LLC

By:	/s/ Edward Valentine
	Name:	Edward Valentine
	Title:	Manager

/s/ Christopher S. Conroy
Christopher S. Conroy

[ADDRESS]

[EMAIL]

CHRISTOPHER S. CONROY IRREVOCABLE SPOUSAL TRUST

By:	/s/ Gayle Conroy
	Name:	Gayle Conroy
	Title:	Trustee

/s/ Steve Hoogendoorn
Steve Hoogendoorn

[ADDRESS]

[EMAIL]